INDEPENDENT AUDITORS' CONSENT


We consent to the reference to our Firm under the heading "Experts" in this Pre-Effective Amendment No. 2 to the Registration Statement No. 811-10337 of the BlackRock New York Municipal Income Trust.



Deloitte & Touche LLP
New York, New York
June 15, 2001